Virtus Rampart Equity Trend Series,

a series of Virtus Variable Insurance Trust

Supplement dated March 6, 2018 to the Prospectuses and

Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MARCH 2, 2018 TO THE ABOVE-REFERENCED PROSPECTUSES AND SAI. THIS SUPPLEMENT REVISES CERTAIN DATES IN THE EARLIER SUPPLEMENT.

Important Notice to Investors

The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) has approved the liquidation of Virtus Rampart Equity Trend Series (the “Series”), a series of the Trust.

The Series is expected to be liquidated on or about June 28, 2018 (the “Liquidation Date”). On or before the Liquidation Date, the Series will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders of the Series as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Series, after the Series has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so.

Owners of the variable annuity or insurance contracts (each a “Contract”) offered by the insurance companies whose separate accounts are invested in the Series should consult with their insurance company for information regarding:

• the possibility of transferring their investment to other mutual funds; and

• the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any tax liability in connection with the liquidation and dissolution of the Series.

In connection with its liquidation, effective March 2, 2018, the Series is closed to new insurance company separate accounts, including through exchanges into the Series from other funds of the Trust.

Contract owners of existing insurance company separate accounts for which the Series is an investment option may continue to transact in the Series’ shares until June 22, 2018.

Shareholders should retain this Supplement for future reference.

VVIT 8510/EqTrend Closing2 (3/2018)